SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 7, 2007
Savient Pharmaceuticals, Inc.
(Exact name of registrant as specified in charter)

Delaware	0-15313	13-3033811

(State or other juris-	(Commission	(IRS Employer
diction of incorporation	File Number)	Identification No.)

One Tower Center, 14th Floor
East Brunswick, New Jersey 08816

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (732) 418-9300

Not applicable

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:
☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1: PRESS RELEASE
EX-99.2: TRANSCRIPT DATED MAY 8, 2007

Item 2.02. Results of Operations and Financial Condition
     On May 7, 2007, Savient Pharmaceuticals, Inc. (the “Registrant”) announced its financial results for the quarter ended March 31, 2007. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     In addition, on May 8, 2007, the Registrant held a publicly available live webcast discussion of its financial results for the quarter ended March 31, 2007. The transcript of the May 8, 2007 conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits
See Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVIENT PHARMACEUTICALS, INC.
Date: May 11, 2007	By:	/s/ Philip K. Yachmetz
Philip K. Yachmetz
Executive Vice President & Chief Business Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 7, 2007

99.2	Transcript dated May 8, 2007